UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2023

CAMPBELL INTERNATIONAL HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-214469	98-1310024
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1-17-1 Zhaojia Road
Xinglongtai District
Panjin City, Liaoning Province
People’s Republic of China	124000
(Address of principal executive offices)	(Zip Code)

+86 15842767931

(Registrant’s telephone number, including area code)

BITMIS CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

TABLE OF CONTENTS

Item No.	Description of Item	Page No.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1
Item 5.07	Submission of Matters to a Vote of Security Holders.	1

i

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of May 25, 2023, the Board of Directors and Majority Consenting Shareholders of Bitmis Corp. (the “Company”) signed a joint written consent (the “Joint Written Consent”), approving an amendment to the articles of incorporation to change the name of the Company and its trading symbol. The Joint Written Consent was approved by all members of the Board of Directors and the majority shareholders holding of record an aggregate of 10,406,400 shares of common stock. The Joint Written Consent is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 29, 2023, an amendment to the articles of incorporation was filed with the Nevada Secretary of State (the “Certificate of Amendment”) to effect the change of name from “Bitmis Corp.” to “Campbell International Holding Corp.” (the “Company Name Change”). On July 10, 2023, the Company also filed an issuer notification form with FINRA (the “Issuer Notification”) reflecting the Company Name Change and requesting a change in its trading symbol from “BITM” to “KAFC” or such other trading symbol as may be available. The Certificate of Amendment to the Corporation’s Articles of Incorporation was effective as of the date of acceptance by the Secretary of State of the State of Nevada or June 29, 2023.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Effective as of May 25, 2023, a majority of the Corporation’s shareholders entitled to vote through a written consent, approved the change of the Company’s name from Bitmis Corp. t0 Campbell International Holding Corp.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Joint Written Consent of the Board of Directors and a majority of the shareholders to approve the amendment to the Company’s Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2023

/s/ Xiuzhi Sun
	Name:	Xiuzhi Sun
	Title:	Chief Executive Officer

2